Summary Prospectus August 1, 2019

Pear Tree Quality Fund	Ordinary Shares: USBOX Institutional Shares: QGIAX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2019, as amended, are incorporated by reference into this summary prospectus.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Pear Tree Funds' website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

Investment Objective: Long-term growth of capital.
Fee Table and Expenses of Quality Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Quality Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	1.54%	1.29%
Fee Waiver and/or Expense Reimbursement (1)	0.29%	0.41%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.25%	0.88%
(1)
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager to Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund’s net assets, and (b) an annual rate of 0.50 percent for Quality Fund’s net assets in excess of  $125 million. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Quality Fund amounts that it has waived under that agreement. The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Quality Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares. The Manager does not have a right to recoup from Quality Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in Quality Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Quality Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Quality Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$127	$458	$812	$1,810
Institutional Shares	$90	$369	$668	$1,521
Portfolio Turnover
Quality Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Quality Fund’s performance. During the most recent fiscal year, Quality Fund's portfolio turnover rate was 57 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Quality Fund principally invests in equity securities of large companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. However, there is no minimum market capitalization for companies whose securities Quality Fund may purchase.
To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects what it believes is a well-managed mutual fund (the “target portfolio”). Among the criteria used to select the target portfolio are the limited availability of the target portfolio to retail investors and the target portfolio's historical performance. Quality Fund's portfolio is then managed such that each quarter, its portfolio generally is rebalanced to comprise the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter. If Quality Fund’s assets significantly increase, Quality Fund may select more than one target portfolio.
From time to time, a target portfolio may invest in non-U.S. securities. In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities, if available. Quality Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Quality Fund’s current target portfolio is GMO Quality Fund Class III (ticker symbol: GQETX). The current target portfolio purports to seek to generate total return by investing primarily in equities the target portfolio's investment manager believes to be of high quality, which it defines as companies with established track records of historical profitability and strong fundamentals. Neither Quality Fund, nor its investment manager, nor its sub-adviser, is affiliated with the current target portfolio or the current target portfolio's investment manager.
Quality Fund also may invest in derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Quality Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Quality Fund. An investment in Quality Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings The share price of Quality Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Quality Fund has significant holdings, or weaknesses associated with one or more specific companies in which Quality Fund may have substantial investments.
Difficulty in Comparing Fund Performance with Target Portfolio Performance Quality Fund's performance could significantly differ from the target portfolio’s performance over the same period. Among other things, the holdings of the target portfolio typically change - sometimes significantly during the period between the end of a quarter and the time when those changes are publicly disclosed and Quality Fund's portfolio is rebalanced. From time to time, Quality Fund may be purchasing specific securities at the same time that the target portfolio is selling them. In addition, the target portfolio has a significantly larger amount of assets than Quality Fund and thus, has a lower expense ratio than Quality Fund.
Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser  Quality Fund’s investment manager and sub-adviser may be able to perform only limited due diligence on the target portfolio’s investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents reflect the risks of the target portfolio.
Potential Impact on Target Portfolio Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of the target portfolio and thus, Quality Fund itself.
Accuracy of Target Portfolio Information Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of Quality Fund.
Large- and Mid-Capitalization Securities Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Foreign Securities  Quality Fund’s investments in or exposure to foreign securities (primarily through ADRs) may be adversely affected by political and economic conditions overseas, reduced market liquidity, or decreases in foreign currency values relative to the U.S. dollar. The value of a foreign security may change materially at times when U.S. markets are not open to trading.
Non-Diversification  Quality Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Quality Fund.

Sector Quality Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Liquidity Risk  To meet shareholder redemption requests and other cash requirements, Quality Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Quality Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Derivatives  Quality Fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Quality Fund by showing changes in Quality Fund’s performance over time. The tables also compare Quality Fund’s performance to a broad measure of market performance that reflects the type of securities in which Quality Fund invests. Past performance does not necessarily indicate how Quality Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.
Notes on Performance
Ordinary Shares and Institutional Shares commenced operations on May 6, 1985 and March 25, 1991, respectively. Prior to February 15, 2018, Quality Fund had a different sub-adviser. Prior to January 27, 2011, Quality Fund pursued different principal investment strategies.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Quality Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Quality Fund as of June 30, 2019 was 17.28%.
Best Quarter:	Q2 2009	15.53%
Worst Quarter:	Q2 2010	(12.14)%
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(1.67)%	9.16%	12.06%
After Tax on Distributions	(4.99)%	6.57%	10.64%
After Tax on Distributions, with Sale	1.05%	6.88%	9.86%
Institutional Shares Before Tax	(1.35)%	9.47%	12.39%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
After-Tax Returns After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management
Quality Fund is managed by Pear Tree Advisors, Inc. (the "Manager"). Quality Fund is sub-advised by Chartwell Investment Partners, LLC (“Chartwell”). The following Chartwell employee serves as the portfolio manager to Quality Fund and in that capacity, is responsible for assisting the Manager in implementing portfolio changes:
Investment Team	Position at Chartwell	Manager of the Fund Since
Mark D. Tindall, CFA	Portfolio Manager	2011
Buying and Selling Fund Shares
You may buy or sell shares of Quality Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares
Tax Information
Quality Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Quality Fund through a broker-dealer or other financial intermediary (such as a bank), Quality Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Quality Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

[This page is intentionally left blank.]

[This page is intentionally left blank.]